SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 14, 2010
INTELLIGROUP, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-20943	11-2880025

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Independence Way, Suite 220
Princeton, New Jersey	08540

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (646) 810-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K initially filed on June 14, 2010 (the “Initial Form 8-K”) by Intelligroup, Inc. (the “Company”) is being filed solely for the purpose of including conformed signatures on the signature pages to the Agreement and Plan of Merger, Shareholders’ Agreement, and Employment Agreement, filed electronically as exhibits to the Initial Form 8-K. The conformed signatures were inadvertently omitted from the signature pages. Other than including the conformed signatures, this Amendment does not modify the disclosure contained in the Initial Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 14, 2010, by and among Intelligroup, Inc., NTT DATA CORPORATION and Mobius Subsidiary Corporation*

10.1	Shareholders’ Agreement, dated as of June 14, 2010, by and among NTT DATA CORPORATION, Mobius Subsidiary Corporation, SB Asia Infrastructure Fund, L.P. and Venture Tech Assets Ltd.

10.2	Employment Agreement, dated as of June 14, 2010, by and between Intelligroup, Inc. and Vikram Gulati

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrants hereby undertake to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGROUP, INC.
By:	/s/ Alok Bajpai
Alok Bajpai
Treasurer and CFO

Date: June 21, 2010